NEWPARK RESOURCES PRESENTATION JUNE 2019

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2018, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry; our customer concentration and reliance on the U.S. exploration and production market; our international operations; our ability to attract, retain and develop qualified leaders, key employees and skilled personnel; the availability of raw materials; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; operating hazards present in the oil and natural gas industry and substantial liability claims, including catastrophic well incidents; our ability to execute our business strategy and make successful business acquisitions and capital investments; our market competition; our contracts that can be terminated or downsized by our customers without penalty; our product offering expansion; our compliance with legal and regulatory matters, including environmental regulations; our legal compliance; material weaknesses in our internal control over financial reporting; the inherent limitations of insurance coverage; income taxes; the potential impairments of goodwill and long-lived intangible assets; technological developments in our industry; severe weather and seasonality; cybersecurity breaches or business system disruptions; and fluctuations in the market value of our publicly traded securities. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. 2

NON-GAAP FINANCIAL MEASURES This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Net Debt, and the Ratio of Net Debt to Capital. We believe that these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. 3

COMPANY OVERVIEW Consolidated Revenues $1,400 Full Year . Revenue recovery driven by oilfield $1,200 $1,118 First Quarter activity increase and end-market diversification initiatives; Q1 2019 $1,000 $947 impacted by contract transitions in $800 $748 Fluids $677 $600 $471 . Two Operating Segments: Revenues ($ Revenues millions) $400 Fluids Systems $200 $227 $211 3rd largest global provider of drilling and $0 completions fluids to oil and gas 2014 2015 2016 2017 2018 2019 exploration industry** 2018 - Breakdown by Segment Mats and Integrated Services Leading provider of engineered worksite Revenue EBITDA* solutions, with diversified customer base across industries 24% Fluids Systems – Oil and gas exploration 43% Mats and – Electrical transmission and distribution 57% Integrated Services 76% – Pipeline – Petrochemical – Construction * EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. EBITDA contribution % based on Segment EBITDA and excludes Corporate Office expenses. ** Source: 2018 Oilfield Market Report, Spears & Associates, Inc. 4

GLOBAL STRENGTH First Quarter 2019 - Revenue by Region U.S. Canada Latin America Eastern Hemisphere 21% 1% 6% 72% 5

FLUIDS SYSTEMS - OVERVIEW Total Segment Revenues $1,200 . Expanding IOC & NOC relationships Full Year have been key to global market share $1,000 $965 First Quarter growth: $800 $716 – Newpark share positioned #3 globally, #2 North $581 $616 $600 America* $400 $395 – Approx. 1/3 of 2018 Fluids Systems revenues generated from IOC/NOC customer base Revenues ($ millions) $200 $177 $161 $0 – IOCs remain a key focus area for share growth 2014 2015 2016 2017 2018 2019 . Awarded the Shell Oil global Well First Quarter 2019 - Revenue by Region Services Supplier of the Year for 2018, for service companies under 100,000 1% operating hours 27% . Strong North American market position provides expansion opportunity in Stimulation Chemicals, leveraging E&P 8% 64% relationships U.S. Canada Eastern Hemisphere Latin America * Source: 2018 Oilfield Market Report, Spears & Associates, Inc. 6

NEWPARK

FLUIDS SYSTEMS – PRODUCT OFFERING EXPANSION UNDERWAY

Manufacturing



Technical



Distribution


Basin
Fluids operating location

- **Expansion capitalizes on existing Fluids Systems infrastructure, expertise and market credibility**

<u>Deepwater Gulf of Mexico</u>

- Building upon 2018 success, market share expanding with additional deepwater projects scheduled in 2019
- With completion fluids facility operational, capable of meeting customer's needs for both drilling and completion fluids; received first combined drilling / completions award in Q2 2019

<u>Stimulation Chemicals</u>

- 47%* of US chemical purchases de-bundled from horsepower; trend is increasing
- Successful field trial with leading independent operator in Q1 led to first U.S. stimulation chemical revenues in Q2

*Source: Kimberlite International Oilfield Research, 2018

GOM Shorebase



7

FLUIDS SYSTEMS – LEADING TECHNOLOGY Developing Total Fluids Solutions . Our focus on sustainability is a driving force behind breakthroughs in high performance water-based drilling fluid systems, which offer environmentally-sound solutions to the rigorous operational demands of today’s most challenging wells . Innovative reservoir drill-in fluids (RDF) and associated breakers to protect the reservoir from damage and extend the life of the reservoir asset . Hydraulic fracturing and matrix acidizing chemicals designed with an understanding of reservoir-fluid interactions and engineered to maximize reservoir estimated ultimate recovery (EUR) at the lowest cost . Engineering modeling and simulation software for effective planning and flawless execution of fluid applications 8

FLUIDS SYSTEMS – NORTH AMERICA North American Revenues . Four years of sequential expansion $800 $687 Full Year in market share $700 First Quarter $600 – Hold #2 drilling fluids market share $500 $477 position in U.S. land* $395 $352 $400 . Superior focus on service quality and $300 $183 differentiated technology drive our $200 Revenue ($ millions) Revenue value proposition $100 $116 $116 $0 . Expanding product offering, 2014 2015 2016 2017 2018 2019 providing Total Fluids Solutions for customers Average NAM Rig Count & Market Share(1) – Gulf of Mexico Completion Fluids NAM Rig Count Market Share facility now operational 2,500 17% 2,241 16% – NAM Land Stimulation Chemicals 2,000 15% expansion also underway 1,500 1,223 1,226 14% 1,170 1,083 . Focused on improving returns on 1,000 13% invested capital in lower rig count 639 12% 500 environment 11% - 10% 2014 2015 2016 2017 2018 First Quarter 2019 (1) Source: BHGE and company data *Source: Kimberlite International Oilfield Research, Sep 2018 9

FLUIDS SYSTEMS – INTERNATIONAL International Revenues . Revenue reduction in Q1 2019 resulted $350 Full Year primarily from contract transitions in $300 $278 First Quarter Algeria and Brazil; anticipate rebound in $250 $239 Q2 2019 $229 $212 $220 $200 . International presence remains key to $150 our strategy, leveraging IOC/NOC relationships globally $100 . More stable than NAM through the Revenue ($ millions) Revenue $50 $62 $44 industry cycles $0 2014 2015 2016 2017 2018 2019 – Longer term contracts – Largely IOCs/NOCs – Fewer competitors International Revenues by Region $300 . Key contract awards have driven steady $18 growth in EMEA region $250 $28 $5 $4 $18 – Kuwait (KOC) $200 $84 $29 $47 $40 $37 – Albania (Shell) $150 . APAC increase driven by Woodside $100 $179 $192 Revenue ($ millions) Revenue $166 $164 $167 project in offshore Australia $50 – Partnering with Baker Hughes on $0 integrated service offering 2014 2015 2016 2017 2018 EMEA LATAM APAC 10

MATS & INTEGRATED SERVICES - OVERVIEW Total Segment Revenues . Leading provider of engineered worksite and access solutions $250 $231 Full Year – In early phases of global market penetration, where our systems reduce $200 First Quarter operators’ costs and improve $153 environmental sustainability $150 $132 $96 – Diversified market presence, fairly $100 $76 balanced between E&P and non-E&P end-markets Revenues ($ Revenues millions) $50 $50 $51 . Revenues include rentals & $0 2014 2015 2016 2017 2018 2019 service, as well as sales of manufactured matting products – 2017 acquisition significantly 2018 Revenue by End Market Non-E&P Revenue expanded service revenues $115 $120 NAM E&P NAM NON-E&P INT'L NON-E&P $100 $88 . Patented technology, service $13 $80 capability, low manufacturing cost $60 $54 and size of composite mat rental fleet $40 provide competitive advantages $116 $102 $20 $0 2016 2017 2018 11

MATS - COMPETITIVE ADVANTAGES ACROSS INDUSTRIES Superior Transportation, Install & Enhanced Environmental Scale & Quality Remediation Efficiency Sustainability & Safety Responsiveness Attributes DO WE HAVE PHOTOS OF ACTUAL INSTALL? 12

MATS – CORE MARKET OVERVIEW Exploration & Production Pipeline SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY Transmission & Distribution Construction & Other SIZE SIZE PENETRATION PENETRATION HISTORY HISTORY 13

MATS – ACCELERATING PRODUCT DEVELOPMENT Leveraging R&D center to drive innovation, including next-generation matting systems, accessories and adaptations EPZ Grounding System . Patented system . Elevates worksite safety in utility transmission and distribution markets . Fully integrated with Dura-Base matting system EPZ Grounding System Safety Railings Mobile Mat Washer . Automated system provides efficient mat cleaning on customer sites . Reduces labor costs . Environmental benefits include reduced water consumption and improved separation of contaminants Pedestrian Access Mobile Mat Washing System Ramp Modular Above Ground Storage Tank (AST) . Utilizing DURA-BASE matting, modular design enables multiple size configurations to support site design limitations . Available in various capacity configurations up to industry-leading 80,000 Bbl. max capacity . Re-deployable as roadway or access pad Above Ground Storage Tank Stronghold Berms Accessories . Safety railing . Pedestrian access ramps . Secondary containment – Berms – Liners 14

FINANCIAL FOCUS Operating Cash Flow Consistent positive operating $140 $122 cash flow generation through cycle $120 $100 $89 . Q1 2019 reflects seasonal increase in $80 $63 net working capital; expected to reverse $60 $38 in Q2 $Millions $40 $11 $20 $2 Short-Term Focus $0 2014 2015 2016 2017 2018 First . Continue repatriation of available foreign Quarter 2019 cash . Ongoing efforts to optimize working Capital Structure capital and improve free cash flow Total Debt Net Debt (1) Total Debt to Capital Ratio generation $200 35% $182 $179 $182 Long-Term Strategic Focus $160 $162 $156 32% $150 $127 . Aggressively pursue non-E&P $104 $106 29% market expansion in mats $Millions $100 $97 $71 $68 26% . Continue strategic investments $50 23% in fluids $0 20% – IOC/NOC deepwater penetration 2014 2015 2016 2017 2018 First Quarter – Expand product offering to leverage 2019 global footprint (1) Net Debt is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. 15

APPENDIX

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) Three Months Ended March 31, December 31, March 31, (In thousands, except per share data) 2019 2018 2018 Revenues $ 211,473 $ 247,664 $ 227,293 Cost of revenues 174,976 197,310 186,455 Selling, general and administrative expenses 30,742 29,645 26,954 Other operating loss, net 76 186 46 Operating income 5,679 20,523 13,838 Foreign currency exchange (gain) loss (1,062) 822 225 Interest expense, net 3,656 4,205 3,300 Income before income taxes 3,085 15,496 10,313 Provision for income taxes 1,803 4,927 3,091 Net income $ 1,282 $ 10,569 $ 7,222 Calculation of EPS: Net income - basic and diluted $ 1,282 $ 10,569 $ 7,222 Weighted average common shares outstanding - basic 90,111 90,640 89,094 Dilutive effect of stock options and restricted stock awards 2,267 1,938 2,637 Weighted average common shares outstanding - diluted 92,378 92,578 91,731 Net income per common share - basic: $ 0.01 $ 0.12 $ 0.08 Net income per common share - diluted: $ 0.01 $ 0.11 $ 0.08 17

OPERATING SEGMENT RESULTS (UNAUDITED) Three Months Ended March 31, December March 31, (In thousands) 2019 31, 2018 2018 Revenues Fluids systems$ 160,653 $ 177,726 $ 177,379 Mats and integrated services 50,820 69,938 49,914 Total revenues $ 211,473 $ 247,664 $ 227,293 Operating income (loss) (1) Fluids systems$ 3,874 $ 8,245 $ 10,477 Mats and integrated services 13,538 20,740 12,086 Corporate office (11,733) (8,462) (8,725) Total operating income $ 5,679 $ 20,523 $ 13,838 Segment operating margin Fluids systems 2.4% 4.6% 5.9% Mats and integrated services 26.6% 29.7% 24.2% (1) Corporate office and Fluids Systems operating income (loss) for the three months ended March 31, 2019 includes charges of $3.4 million and $1.1 million, respectively, related to the modification of the Company's retirement policy and severance costs. Fluids Systems operating income for the three months ended December 31, 2018 includes $2.0 million of charges, consisting primarily of severance costs and $0.5 million of non-capitalizable expenses related to conversion of a drilling fluids facility into a completion fluids facility. 18

CONSOLIDATED BALANCE SHEETS (UNAUDITED) (In thousands, except share data) March 31, 2019 December 31, 2018 ASSETS Cash and cash equivalents$ 54,486 $ 56,118 Receivables, net 250,053 254,394 Inventories 186,495 196,896 Prepaid expenses and other current assets 15,535 15,904 Total current assets 506,569 523,312 Property, plant and equipment, net 319,465 316,293 Operating lease assets 27,653 - Goodwill 43,949 43,832 Other intangible assets, net 24,216 25,160 Deferred tax assets 4,712 4,516 Other assets 3,534 2,741 Total assets$ 930,098 $ 915,854 LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt$ 1,955 $ 2,522 Accounts payable 72,355 90,607 Accrued liabilities 39,443 48,797 Total current liabilities 113,753 141,926 Long-term debt, less current portion 179,604 159,225 Noncurrent operating lease liabilities 21,577 - Deferred tax liabilities 37,391 37,486 Other noncurrent liabilities 7,985 7,536 Total liabilities 360,310 346,173 Common stock, $0.01 par value (200,000,000 shares authorized and 106,425,568 and 106,362,991 shares issued, respectively) 1,064 1,064 Paid-in capital 622,554 617,276 Accumulated other comprehensive loss (69,594) (67,673) Retained earnings 150,084 148,802 Treasury stock, at cost (16,128,867 and 15,530,952 shares, respectively) (134,320) (129,788) Total stockholders’ equity 569,788 569,681 19 Total liabilities and stockholders' equity$ 930,098 $ 915,854

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Three Months Ended March 31, (In thousands) 2019 2018 Cash flows from operating activities: Net income $ 1,282 $ 7,222 Adjustments to reconcile net income to net cash provided by operations: Depreciation and amortization 11,438 11,271 Stock-based compensation expense 4,969 2,289 Provision for deferred income taxes (438) 381 Net provision for doubtful accounts 386 341 Gain on sale of assets (2,339) (383) Amortization of original issue discount and debt issuance costs 1,481 1,309 Change in assets and liabilities: (Increase) decrease in receivables 5,300 (5,928) (Increase) decrease in inventories 10,139 (17,841) (Increase) decrease in other assets (273) 129 Increase (decrease) in accounts payable (15,149) 18,511 Decrease in accrued liabilities and other (14,527) (17,168) Net cash provided by operating activities 2,269 133 Cash flows from investing activities: Capital expenditures (17,467) (10,696) Proceeds from sale of property, plant and equipment 1,771 575 Refund of proceeds from sale of a business - (13,974) Net cash used in investing activities (15,696) (24,095) Cash flows from financing activities: Borrowings on lines of credit 80,656 107,156 Payments on lines of credit (61,524) (81,224) Debt issuance costs (927) - Proceeds from employee stock plans 330 353 Purchases of treasury stock (5,013) (42) Other financing activities (1,169) (545) Net cash provided by financing activities 12,353 25,698 Effect of exchange rate changes on cash (581) 812 Net increase (decrease) in cash, cash equivalents, and restricted cash (1,655) 2,548 Cash, cash equivalents, and restricted cash at beginning of period 64,266 65,460 20 Cash, cash equivalents, and restricted cash at end of period $ 62,611 $ 68,008

NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

To help understand the Company's financial performance, the Company has supplemented its financial results that it provides in accordance with generally accepted accounting principles ("GAAP") with non-GAAP financial measures. Such financial measures include earnings before interest, taxes, depreciation and amortization ("EBITDA"), EBITDA Margin, Net Debt, and the Ratio of Net Debt to Capital.

We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP.

Consolidated	Twelve Months Ended December 31,					Three Months Ended March 31,
(In thousands)	2014	2015	2016	2017	2018	2019
Net income (loss) (GAAP) (1)	$ 102,278	$ (90,828)	$ (40,712)	$ (6,148)	$ 32,281	$ 1,282
(Gain) loss from disposal of discontinued operations, net of tax	(22,117)	-	-	17,367	-	-
(Income) from discontinued operations, net of tax	(1,152)	-	-	-	-	-
Interest expense, net	10,431	9,111	9,866	13,273	14,864	3,656
Provision (benefit) for income taxes	41,048	(21,398)	(24,042)	4,893	14,997	1,803
Depreciation and amortization	41,175	43,917	37,955	39,757	45,899	11,438
EBITDA (non-GAAP) (1)	$ 171,663	$ (59,198)	$ (16,933)	$ 69,142	$ 108,041	$ 18,179

(1) 2019 net income and EBITDA include $4.0 million of charges associated with the modification of the Company's retirement policy and $0.5 million related to severance costs. 2018 net income and EBITDA include $6.8 million of charges, including $2.0 million consisting primarily of severance costs, a corporate office charge of $1.8 million related to the retirement and transition of our Senior Vice President, General Counsel and Chief Administrative Officer, $1.1 million of charges in Brazil primarily related to severance costs associated with our planned workforce reductions in the fourth quarter of 2018 in connection with the scheduled completion of the current contract with Petrobras, $1.1 million of non-capitalizable expenses related to the conversion of a drilling fluids facility into a completion fluids facility, and $0.8 million of charges related to the July 2018 fire at our Kenedy, Texas drilling fluids facility. 2016 net loss and EBITDA include $13.8 million of charges associated with asset impairments and workforce reductions partially offset by gains for extinguishment of debt and adjustment for settlement of wage and hour litigation. 2015 net loss and EBITDA include $88.7 million of charges associated with goodwill and other asset impairments, workforce reductions and estimated resolution of wage and hour litigation.

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NEWPARK

NON-GAAP FINANCIAL MEASURES (UNAUDITED)

Fluids Systems	Twelve Months Ended December 31,					Three Months Ended March 31,
(In thousands)	2014	2015	2016	2017	2018	2019
Operating income (loss) (GAAP) (2)	$ 95,600	$ (86,770)	$ (43,631)	$ 27,580	$ 40,337	$ 3,874
Depreciation and amortization	22,934	22,108	20,746	21,566	20,922	5,076
EBITDA (non-GAAP) (2)	118,534	(64,662)	(22,885)	49,146	61,259	8,950
Revenues	965,049	581,136	395,461	615,803	715,813	160,653
Operating Margin (GAAP)	9.9%	-14.9%	-11.0%	4.5%	5.6%	2.4%
EBITDA Margin (non-GAAP)	12.3%	-11.1%	-5.8%	8.0%	8.6%	5.6%

(2) 2019 Fluids Systems operating income and EBITDA include $1.1 million of charges associated with the modification of the Company's retirement policy and severance costs. 2018 Fluids Systems operating income and EBITDA include $4.9 million of charges, including $2.0 million consisting primarily of severance costs, $1.1 million of charges in Brazil primarily related to severance costs associated with our planned workforce reductions in the fourth quarter of 2018 in connection with the scheduled completion of the current contract with Petrobras, $1.1 million of non-capitalizable expenses related to the conversion of a drilling fluids facility into a completion fluids facility, and $0.8 million of charges related to the July 2018 fire at our Kenedy, Texas drilling fluids facility. 2016 Fluids Systems operating income and EBITDA include $15.6 million of charges associated with asset impairments and workforce reductions. 2015 Fluids Systems operating income and EBITDA include $82.7 million of charges associated with goodwill and other asset impairments and workforce reductions.

Mats and Integrated Services	Twelve Months Ended December 31,					Three Months Ended March 31,
(In thousands)	2014	2015	2016	2017	2018	2019
Operating income (loss) (GAAP) (3)	$ 70,526	$ 24,949	$ 14,741	$ 40,491	$ 60,604	$ 13,538
Depreciation and amortization	15,507	18,869	14,227	14,991	21,321	5,365
EBITDA (non-GAAP) (3)	86,033	43,818	28,968	55,482	81,925	18,903
Revenues	153,367	95,729	76,035	131,960	230,735	50,820
Operating Margin (GAAP)	46.0%	26.1%	19.4%	30.7%	26.3%	26.6%
EBITDA Margin (non-GAAP)	56.1%	45.8%	38.1%	42.0%	35.5%	37.2%

(3) 2016 Mats and Integrated Services operating income and EBITDA include $0.3 million of charges associated with workforce reductions. 2015 Mats and Integrated Services operating income and EBITDA include $0.7 million of charges associated with workforce reductions.

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NON-GAAP FINANCIAL MEASURES (UNAUDITED) The following table reconciles the Company’s ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company’s ratio of net debt to capital: ConsolidatedDecember 31, March 31, (In thousands) 2014 2015 2016 2017 2018 2019 Current debt$ 11,648 $ 7,382 $ 83,368 $ 1,518 $ 2,522 $ 1,955 Long-term debt, less current portion 170,462 171,211 72,900 158,957 159,225 179,604 Total Debt 182,110 178,593 156,268 160,475 161,747 181,559 Total stockholders' equity 625,458 520,259 500,543 547,480 569,681 569,788 Total Capital $ 807,568 $ 698,852 $ 656,811 $ 707,955 $ 731,428 $ 751,347 Ratio of Total Debt to Capital 22.6% 25.6% 23.8% 22.7% 22.1% 24.2% Total Debt $ 182,110 $ 178,593 $ 156,268 $ 160,475 $ 161,747 $ 181,559 Less: cash and cash equivalents (85,052) (107,138) (87,878) (56,352) (56,118) (54,486) Net Debt 97,058 71,455 68,390 104,123 105,629 127,073 Total stockholders' equity 625,458 520,259 500,543 547,480 569,681 569,788 Total Capital, Net of Cash $ 722,516 $ 591,714 $ 568,933 $ 651,603 $ 675,310 $ 696,861 Ratio of Net Debt to Capital 13.4% 12.1% 12.0% 16.0% 15.6% 18.2% 23

EXPERIENCED LEADERSHIP Paul Howes President & Chief Executive Officer Gregg Piontek Senior Vice President & Chief Financial Officer Chip Earle Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary Bruce Smith Executive Vice President & President, Fluids Systems Matthew Lanigan President Mats & Integrated Services Ida Ashley Vice President, Human Resources 24

MANAGEMENT BIOGRAPHIES Paul L. Howes, President & CEO: Paul L. Howes joined Newpark’s Board of Directors and was appointed as the Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as the President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined Newpark’s Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes started his career with Lockheed Martin (Martin Marietta) in the early 80’s, working on the space shuttle program. Mr. Howes is also actively engaged in energy industry trade associations. He is currently a member of the Board of Directors of the American Petroleum Institute (API) and the National Association of Manufacturers (NAM). Additionally, Mr. Howes is a member of the Board of Directors of the National Ocean Industries Association (NOIA). He serves as a member of the Tulane Energy Institute Advisory Board and is Chairman of Buckets of Rain, a non- profit organization, focused on the rebuilding of Detroit one garden at a time through growing produce in local communities. He was previously Chairman of the General Membership Committee and a member of the Executive Committee of the API. Gregg S. Piontek, SVP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. 25

MANAGEMENT BIOGRAPHIES Edward “Chip” Earle, Vice President, General Counsel, Chief Administrative Officer, Chief Compliance Officer & Corporate Secretary: Chip joined Newpark in August 2018 as Vice President and Executive Advisor as part of a succession plan to become the Vice President, General Counsel, Corporate Secretary, Chief Administrative Officer and Chief Compliance Officer in September 2018. Mr. Earle most recently served for six years as Senior Vice President, Chief Legal & Support Officer and Corporate Secretary for Bristow Group, Inc. Prior to Bristow, he worked for Transocean, Ltd where after working in a variety of progressively senior positions within the Legal function, he held the role of Assistant Vice President, Global Legal and Corporate Secretary. Additionally, Mr. Earle has exceptional governance, corporate, securities and M&A experience gained at the start of his legal career during his time in private practice with the law firms of Baker Botts, LLP and Wilson, Sonsini, Goodrich & Rosati, PC. He received his Bachelor of Arts degree from Middlebury College in 1995 and his MBA and JD from the University of Texas in 2001. Bruce C. Smith, Executive Vice President & President, Fluid Systems: Bruce has been in the drilling fluids industry since 1973 and has held many technical, operational and leadership positions during this 35 year period. Bruce joined Newpark in April 1998 as Vice President International and served as President of Newpark Fluids Systems Fluids from October 2000 – June 2017, and returned to the role in November 2018 on an interim basis. Prior to joining Newpark, Mr. Smith was the Managing Director of the UK operations of M-I SWACO. 26

MANAGEMENT BIOGRAPHIES Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. Ida Ashley, VP, Human Resources: Ida joined Newpark in March 2015 as Vice President, Human Resources. Ida has over 20 years of experience in Human Resources, 17 of which were specific to Oilfield Services where she specialized in Employee Relations, Mergers & Acquisitions and International HR programs. Ida has worked in a variety of HR leadership roles in Smith International, M-I SWACO and Schlumberger. Her role prior to joining Newpark was VP of HR, North America in Schlumberger. Originating from Smith International, she had the unique opportunity to lead the HR integration project team during the Schlumberger/Smith merger from August 2010 – December 2012. Ida earned her Masters of Science in Human Resources from Houston Baptist University in 2000 and her Bachelors of Arts in Modern Languages from Texas A&M in 1991. 27

BOARD OF DIRECTORS Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company Chairman of the Board G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. JOHN C. MINGÉ Former Chairman and President, BP America ROSE M. ROBESON Retired VP and CFO, general partner of DCP Midstream Partners LP Please visit our website for full biographies of our Board. 28

FOCUSED ON CUSTOMER NEEDS